SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 2, 2002


                             RURAL/METRO CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      0-22056                    86-0746929
      (State or Other                (Commission                (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)


             8401 East Indian School Road, Scottsdale, Arizona 85251
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 606-3886

                             RURAL/METRO CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On January 2, 2002, Rural/Metro Corporation (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants. The Company intends to engage PricewaterhouseCoopers, LLP as its new independent public accountants. The decision to change the Company's accounting firm was recommended and approved by the Company's Audit Committee of the Board of Directors and approved by the Company's Board of Directors.

(b) During the two most recent fiscal years ended June 30, 2000 and 2001 and the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the termination date of January 2, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. Additionally, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during such periods, except that Andersen issued a letter dated October 31, 2000 summarizing material weaknesses in certain aspects of the Company's internal controls that were noted during Andersen's audit of the Company's financial statements for the fiscal year ended June 30, 2000. The letter recommended examination and augmentation, as appropriate, of certain aspects of the Company's internal control procedures, including the following: (1) the Company's reserve analysis for the allowance for doubtful accounts, including the quarterly procedures to be performed in the reserve analysis and the involvement of additional management personnel in such analysis; (2) the Company's assessment of asset realization, including the Company's application of relevant accounting pronouncements, and the involvement of additional field operational personnel in such assessment on a quarterly basis; (3) the Company's risk management function, including its analysis, documentation, and procedures related to workers' compensation and general liability reserves; and (4) the Company's compliance with documentation and billing procedures, including training, supervision, and internal audit functions pertaining to such procedures. The Audit Committee of the Company's Board of Directors, the Board of Directors, and management discussed the recommendations with Andersen. The Company has taken steps to address each internal control recommendation. Although Andersen provided the Company with a summary of internal control recommendations developed in connection with the audit of the Company's financial statements for the fiscal year ended June 30, 2001, none of the underlying conditions were determined by Andersen to represent material weaknesses. The Company has authorized Andersen to respond fully to any inquiries of PricewaterhouseCoopers, LLP concerning the internal control recommendations.

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
(c) The report of Andersen on the financial statements of the Company for each of the past two fiscal years ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of Andersen on the financial statements of the Company for each of the past two fiscal years ended June 30, 2000 and 2001 was modified as to the uncertainty related to the Company's ability to continue as a going concern.

(d) The Company has not consulted with PricewaterhouseCoopers LLP during the last two fiscal years ended June 30, 2000 and 2001 or during the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the termination date of January 2, 2002, on either the application of accounting principles or the type of opinion PricewaterhouseCoopers LLP might issue on the Company's financial statements.

(e) The Company has requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the above statements made by the Company. A copy of this letter addressed to the SEC, dated January 9, 2002, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. EXHIBITS

     16. Letter of Arthur Andersen LLP regarding the change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 9, 2002                   RURAL/METRO CORPORATION


                                        By: /s/ Jack E. Brucker
                                            ------------------------------------
                                            Jack E. Brucker, President and Chief
                                            Executive Officer

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